UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 27, 2015
Date of report (Date of earliest event reported)

SurModics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations And Financial Condition.

On April 30, 2015, the SurModics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the results for the quarter ended March 31, 2015.  A copy of the full text of the Press Release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

(c)  On April 27, 2015, the Board of Directors of the Company appointed Amy E. Seibert, age 47, to serve as the Company’s corporate controller, effective immediately.  In this role, Ms. Seibert will serve as the Company’s principal accounting officer effective following the filing of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2015.  Ms. Seibert succeeds Mark A. Lehman whose employment with the Company will end on May 8, 2015.  Ms. Seibert will report to Andrew D. C. LaFrence, the Company’s Vice President of Finance and Chief Financial Officer.

Prior to joining the Company and since 2013, Ms. Seibert was employed with Ecolab Inc. where she served in senior-level accounting roles, including director of public financial reporting and director of internal audit.  From 1995 through 2012, she was employed with Boston Scientific Corporation where she also served in senior-level accounting roles, including as an accounting director since 2007.

The terms of Ms. Seibert’s employment are governed by a letter agreement between her and the Company dated December 12, 2014.  The principal terms of the letter agreement include a base salary of $190,000 per year and a target annual cash incentive opportunity of 20% of her base salary.  Ms. Seibert was granted (i) a restricted stock award having a fair value equal to $50,000, which will vest in one-third annual increments beginning on the first anniversary of the grant date; and (ii) a 7-year non-qualified option to purchase shares of the Company’s common stock having a fair value of $15,000, which will vest in four equal annual increments beginning on the first anniversary of the grant date.

There are no arrangements or understandings pursuant to which Ms. Seibert was selected as the Company’s corporate controller. There are no family relationships between Ms. Seibert and any other director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no related party transactions between the Company and Ms. Seibert reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description
99.1	Press Release dated April 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date:	April 30, 2015	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated April 30, 2015.